GOLDEN LARGE CAP CORE FUND (the “Fund”)

Supplement dated March 27, 2015 to the Prospectus dated November 1, 2014

1.	The Portfolio Managers section under the “Management” subheading beginning on page 6 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers. Mr. Jeff C. Moser, CFA, Chief Operating Officer of the Adviser, and Mr. John R. Campbell, CFA, Chief Investment Officer of the Adviser, are primarily responsible for the day-to-day management of the Fund. Mr. Moser has served as portfolio manager for the Fund since its inception in 2005. Mr. Campbell has served as portfolio manager for the Fund since 2015.

2.	The Portfolio Managers section beginning on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Greg Golden, one of the two founders of the Adviser, has day-to-day responsibility for managing the Golden Small Cap Core Fund. He has been managing money for more than 24 years and has worked for the Adviser since 1999. Jeff Moser, the other founder of the Adviser, and John Campbell have day-to-day responsibility for managing the Golden Large Cap Core Fund. Mr. Moser has been managing money for more than 27 years and has worked for the Adviser since 1999. Mr. Campbell has worked for the Adviser since 2006.

Greg W. Golden, CFA, serves as the President and CEO of the Adviser and is a member of the Adviser’s investment team. Prior to founding the Adviser in 1999, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation and quantitative analysis. He earned a B.B.A. in Finance from Belmont University in Nashville, TN. He was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute and the CFA North Carolina Society.

Jeff C. Moser, CFA, serves as Chief Operating Officer and is a member of the Adviser’s investment team. Prior to founding the Adviser in 1999, Mr. Moser served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC-registered investment adviser wholly owned by Bank of America. Mr. Moser began his career with Bank of America in 1983, where he served in client service and investment management capacities. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics. He was awarded the Chartered Financial Analyst (CFA) designation in 1989. Mr. Moser is a member of the CFA Institute and the CFA North Carolina Society.

John R. Campbell, CFA, serves as the Chief Investment Officer of the Adviser and is a member of the Adviser’s investment team.  Mr. Campbell joined the Adviser in March 2006 as a portfolio manager and analyst.  Prior to joining the Adviser, Mr. Campbell served as Vice President-Investment Management at Placemark, where he was involved in the development, testing, and implementation of a quantitative investment process to deliver customized and tax-efficient managed account solutions and served as the lead portfolio manager.  Mr. Campbell began his investment career at Fidelity Investments, where he served in several positions in the brokerage and high net worth advisory businesses.  Mr. Campbell earned a B.S. in Nuclear Engineering from Texas A&M University and an MBA from Southern Methodist University where he graduated with honors.  He was awarded the Chartered Financial Analyst (CFA) designation in 2001 and is a member of the CFA Institute.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

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For more information, please contact a Fund customer service representative toll free at (800) 206-8610.

PLEASE RETAIN FOR FUTURE REFERENCE.

213-PSA-0315

GOLDEN LARGE CAP CORE FUND (the “Fund”)

Supplement dated March 27, 2015 to the Statement of Additional Information (“SAI”) dated November 1, 2014

1.	The section entitled “Information Concerning Accounts Managed by Portfolio Managers” on page 21 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of February 28, 2015:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Greg W. Golden	1 account $510.9 million	None	241 accounts $981.9 million	None	None	1 account $93.2 million
Jeff C. Moser	1 account $438.1 million	None	802 accounts $406.6 million	None	None	None
John R. Campbell	1 account $2.92 billion	None	60 accounts $20.5 million	None	None	None

2.	The section entitled “Information Concerning Compensation of Portfolio Managers” on page 22 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Compensation of Portfolio Managers. The Adviser has provided the following information regarding Portfolio Manager compensation as of February 28, 2015. The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm’s 401(k) profit sharing plan. Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the Adviser. The Adviser currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation. Messrs. Golden and Moser own, indirectly, a substantial portion of the Adviser’s membership interests and, accordingly, participate in the success of the Adviser through their ownership interest in the firm.

3.	The table in the section “Portfolio Manager Ownership in the Funds” on page 22 of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of February 28, 2015
Golden Large Cap Core Fund
Jeff C. Moser	$500,001 - $1,000,000
John R. Campbell	$1 - $10,000
Golden Small Cap Core Fund
Greg W. Golden	None

* * *
For more information, please contact a Fund customer service representative toll free at (800) 206-8610.

PLEASE RETAIN FOR FUTURE REFERENCE.